UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2008


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-24363                    33-0102707
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             file number)             Identification No.)


              100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (310) 432-1958


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 30, 2008 the Board of Directors of the Company approved the form of Warrant Agreement to evidence the terms and conditions of the Company's previously issued 6,370,000 10 year immediately exercisable Warrants described in the Company's 8-K filed on November 20, 2006 and the Company has entered into Warrant Agreements in such form with each of Herve Caen (the Chief Executive Officer and Interim Financial Officer and a Director), Michel Welter (a
Director),  and  Eric  Caen (a  Director)  to  reflect  such  previously  issued
Warrants.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERPLAY ENTERTAINMENT CORPORORATION
                                        (Registrant)


DATE: May 1, 2008                       BY   /S/ HERVE CAEN
                                             -----------------------------------
                                             Herve Caen
                                             Chief Executive Officer and Interim
                                             Chief Financial Officer


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